EXHIBIT (a)(1)(B)

                              LETTER OF TRANSMITTAL
                       TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF
                             VODAVI TECHNOLOGY, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                                DATED MAY 9, 2003

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      THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., DENVER TIME, ON
               MONDAY, JUNE 9, 2003, UNLESS THE OFFER IS EXTENDED.
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                        THE DEPOSITARY FOR OUR OFFER IS:

                        COMPUTERSHARE TRUST COMPANY, INC.

 By Overnight Delivery or
     By Hand Delivery:                 Express Mail:               By First Class Mail:

    COMPUTERSHARE TRUST             COMPUTERSHARE TRUST             COMPUTERSHARE TRUST
       COMPANY, INC.                   COMPANY, INC.                   COMPANY, INC.
Attn: Reorganization Dept.      Attn: Reorganization Dept.      Attn: Reorganization Dept.
 350 Indiana Street, #800        350 Indiana Street, #800              P.O. Box 1596
  Golden, Colorado 80401          Golden, Colorado 80401        Denver, Colorado 80201-1596

                             Facsimile Transmission:
                                 (303) 262-0606

                     Confirm Facsimile Receipt by Telephone:
                            (303) 262-0600 ext. 4732

     YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO US OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

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[ ]  CHECK THIS BOX IF YOUR  CERTIFICATE(S) HAS BEEN LOST, STOLEN,  MISPLACED OR
     MUTILATED. SEE INSTRUCTION 14.
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
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                         DESCRIPTION OF SHARES TENDERED

   NAME(S) AND ADDRESS(ES) OF
      REGISTERED HOLDER(S)
   (PLEASE FILL IN EXACTLY AS                   SHARES TENDERED FOR CERTIFICATES ENCLOSED*
NAME(S) APPEAR(S) ON CERTIFICATE(S))              (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------
                                                            TOTAL NUMBER OF
                                                                 SHARES
                                           CERTIFICATE       REPRESENTED BY    NUMBER OF SHARES
                                            NUMBER(S)*       CERTIFICATE(S)*       TENDERED**
                                         ----------------    ---------------   ----------------

                                         ----------------    ---------------   ----------------

                                         ----------------    ---------------   ----------------

                                         ----------------    ---------------   ----------------
                                         TOTAL SHARES
                                         ----------------    ---------------   ----------------

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Please complete the section "Designation" if you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration.***

* Need NOT be completed by stockholders that tender shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See instruction 4.
***  Completion of such section is optional. See instruction 8.
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
                                   DESIGNATION

     If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

------------------------- ---------------------------- -------------------------
                          ORDER                        CERTIFICATE NUMBER
------------------------- ---------------------------- -------------------------
1st
------------------------- ---------------------------- -------------------------
2nd
------------------------- ---------------------------- -------------------------
3rd
------------------------- ---------------------------- -------------------------
4th
------------------------- ---------------------------- -------------------------
5th
------------------------- ---------------------------- -------------------------
6th
------------------------- ---------------------------- -------------------------
7th
------------------------- ---------------------------- -------------------------

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this letter of transmittal only if

     * you are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

     * you are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an agent's message (as defined in Instruction 2).

     If you want to tender your shares into the offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed, or mutilated. If so, you must complete an affidavit of loss and return it with your letter of transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Trust Company, as the transfer agent for the shares, at (303) 262-0600, ext. 4732 to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 14.

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):

Name of Tendering Institution:

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Account Number:

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Transaction Code Number:

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[ ]  Check here if tendered shares are being  delivered  pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

Name(s) of Registered Owner(s):

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Date of Execution of Notice of Guaranteed Delivery:

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Name of Institution that Guaranteed Delivery:

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Account Number:

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
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                                    ODD LOTS
                               (SEE INSTRUCTION 7)

Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box)

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  is a broker, dealer,  commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.
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                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 15)

You may condition your tender of shares on our purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the offer to purchase. Unless the minimum number of shares you indicate below is purchased by us in the offer, none of the shares you tender will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is: ____________ shares.

If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ]  The tendered shares represent all shares held by me.

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
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 9)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer facility to be credited to an account other than the one designated earlier.

Mail:    [ ] Check
         [ ] Certificate to:

Name:

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                                 (PLEASE PRINT)

Address:

--------------------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

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                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account No.:

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                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 9)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, where such shares and check are to be issued in your name, to be mailed or sent to someone other than you or to you at an address other than the one shown above.

Mail:    [ ] Check
         [ ] Certificate to:

Mail:    [ ] Check
         [ ] Certificate to:

Name:

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

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                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   ----------

     We have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

           NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
                       "IMPORTANT--STOCKHOLDERS SIGN HERE"

                       IF YOU WANT TO TENDER YOUR SHARES,
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO COMPUTERSHARE TRUST COMPANY, INC.:

     The undersigned hereby tenders to Vodavi Technology, Inc., a Delaware corporation, the above-described shares of Vodavi common stock, $0.001 par value per share, at a price of $2.40 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated May 9, 2003, receipt of which is hereby acknowledged, and in this letter of transmittal which, together with the offer to purchase, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign, and transfer to, or upon the order of, Vodavi all right, title, and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the offer to or upon the order of Vodavi and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Vodavi, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Vodavi upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          2. present certificates for the shares for cancellation and transfer on Vodavi's books; and

          3.  receive  all  benefits  and  otherwise   exercise  all  rights  of
     beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to Vodavi that:

          1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, Vodavi will acquire good, marketable, and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 adopted under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

          3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Vodavi to be necessary or desirable to complete the sale, assignment, and transfer of the shares tendered; and

          4. the undersigned agrees to all of the terms of the offer.

     The undersigned understands that Vodavi's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Vodavi upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Vodavi pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

     The undersigned recognizes that under the circumstances set forth in the offer to purchase, Vodavi may terminate or amend the offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Vodavi has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Vodavi does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

     All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

                                    IMPORTANT

                             STOCKHOLDERS SIGN HERE
          (Please Complete and Return the Attached Substitute Form W-9)

(The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 5.)

-------------------------------------     --------------------------------------
(SIGNATURE OF OWNER)                      (SIGNATURE OF OWNER)

Name(s):

-------------------------------------     --------------------------------------
          (Please Print)                               (Please Print)

Dated: __________, 2003

Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                                  (Include Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------
Tax Identification or Social Security Number:
                                             -----------------------------------
                                                   (See Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
                                 (Please Print)
Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
Dated:          , 2003
      --------------------------------------------------------------------------

                  TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

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                 PAYER'S NAME: COMPUTERSHARE TRUST COMPANY, INC.
--------------------------------------------------------------------------------

                               PART I - Taxpayer Identification
SUBSTITUTE                     Number -
FORM W-9                       For all accounts, enter taxpayer
Department of the Treasury     identification number at box at
Internal Revenue Service       right and certify by signing and          Social Security Number
                               dating below.                                       or
                               Note: If the account is in more          Employer Identification
Service Payer's Request for    than one name, see the chart in the              Number:
Taxpayer Identification        enclosed guidelines to determine
Number (TIN)                   which number to give the payer.          _______________________

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PART II - Check the box if you are exempt from back up withholding (see enclosed guidelines): [ ]
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PART III - Certification - Under penalties of perjury, I certify that:
     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
     (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
     (3) I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------

SIGNATURE:                                                       DATE:
          -------------------------------------------------------     ----------

NAME (Please Print):
                    ------------------------------------------------------------

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CERTIFICATE  INSTRUCTIONS  - You must  cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

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NOTE:   FAILURE  TO  COMPLETE   AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
        WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
                         TAXPAYER IDENTIFICATION NUMBER.

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                     AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the depositary within sixty (60) days, the depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.


SIGNATURE:                                              DATE:             , 2003
          ------------------------------------------         -------------

NAME (Please Print):
                    ------------------------------------------------------------

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
                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER

     1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either

     * this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case, payment and delivery will not be made to the holder; or

     * the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, EITHER (1) OR (2) below must happen:

          (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date the offer expires:

          * either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction, and

          * either (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, and

          *    any other documents required by this letter of transmittal.

          (2) You must comply with the guaranteed delivery procedure set forth below.

     BOOK-ENTRY DELIVERY. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

     AGENT'S MESSAGE. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

     GUARANTEED DELIVERY. If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          *    the  tender  is  made  by  or  through  an   eligible   guarantor
               institution;

          * the depositary receives by hand, mail, overnight courier, or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, specifying the price at which shares are being tendered, including (when required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

          * all of the following are received by the depositary within three NASDAQ trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

               *    either  (a)  the  certificates  for  the  shares  or  (b)  a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2;

               * either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer; and

               *    any other documents required by this letter of transmittal.

     The method of delivering all documents, including share certificates, this letter of transmittal, and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

     Except as specifically permitted by Section 6 of the offer to purchase, Vodavi will not accept any alternative, conditional or contingent tenders, nor will Vodavi purchase any fractional shares, except as expressly provided in the offer to purchase. All tendering stockholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (THIS PARAGRAPH DOES NOT APPLY TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

     If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a stockholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the stockholder.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; EXACT SIGNATURE. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     JOINT HOLDERS. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

     DIFFERENT NAMES ON CERTIFICATES. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

     ENDORSEMENTS. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

     If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

     SIGNATURES OF FIDUCIARIES. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. Vodavi will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however,

     * payment of the purchase price is to be made to any person other than the registered holder(s);

     * shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     * certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     7. ODD LOTS. As described in Section 1 of the offer to purchase, if Vodavi is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, Vodavi may elect that the shares purchased first consist of all shares properly tendered by any stockholder that owned, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

     8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the offer to purchase, stockholders can designate in the "Designation" box of this letter of transmittal the order in which they wish to have their shares purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the offer to purchase.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Vodavi in its sole discretion. Vodavi's determination will be final and binding on all parties. Vodavi reserves the absolute right to reject any or all tenders of any shares that Vodavi determines are not in proper form or the acceptance of or payment for which Vodavi determines may be unlawful. Vodavi also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Vodavi's interpretation of the terms of the offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by Vodavi. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Vodavi determines. None of Vodavi, the depositary, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any notice.

     11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for additional copies of the offer to purchase, this letter of transmittal, or the notice of guaranteed delivery may be directed to Vodavi investor relations department at the telephone number and address set forth the back page of the offer to purchase and set forth below.

     12. SUBSTITUTE FORM W-9 AND FORM W-8. To prevent backup federal income tax withholding equal to 30% of the gross payments payable pursuant to the offer, each stockholder that does not otherwise establish an exemption from backup withholding must notify the depositary of that stockholder's correct taxpayer identification number (or certify that that taxpayer is awaiting a taxpayer identification number) and provide various other information by completing, under penalties of perjury, the Substitute Form W-9 included in this letter of transmittal. Non-corporate foreign stockholders should generally complete and sign an appropriate Form W-8 and, in the case of some foreign entities, including various partnerships, trusts, and estates, should generally also submit a complete and signed Form W-8 or Form W-9, as appropriate, with respect to its partners, members, beneficiaries, or owners (and their beneficial owners), in order to avoid backup withholding. Copies of these forms may be obtained from the depositary. As more fully described below in Instruction 13, in the case of a foreign stockholder, even if that stockholder has provided the required certification to avoid backup withholding, the depositary will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

     13. WITHHOLDING ON FOREIGN STOCKHOLDERS. The depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or the stockholder's agent unless Vodavi and the depositary determine that (i) a reduced rate of withholding is available pursuant to a tax treaty, (ii) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business of the foreign stockholder within the U.S. or (iii) such proceeds are subject to capital gains treatment. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the U.S., (ii) a corporation, partnership, or other entity created or organized in the U.S. or under the laws of the U.S., any state or any political subdivision thereof,
(iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. persons that have the authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN or any other equivalent form with respect to that foreign stockholder and, in the case of a foreign stockholder that is neither an individual nor a corporation, that foreign stockholder may be required to deliver both an IRS Form W-8IMY and an appropriate IRS Form W-8 or W-9 with respect to partners, members, beneficiaries, or owners (and their beneficial owners) of that foreign stockholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8ECI or any other equivalent form. Vodavi and the depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., IRS Form W-8IMY, IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance thereon is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if that stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the offer to purchase or is otherwise able to establish that no withholding tax or a reduced amount of withholding tax is due. If withholding results in an overpayment of taxes, a refund may be obtained only from the Internal Revenue Service. Federal backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.

     14. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced, or destroyed, you should contact Computershare Trust Company, Inc., the transfer agent for Vodavi's shares, at (303) 262-0600, ext. 4732, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company, Inc. immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to post a bond.

     15. CONDITIONAL TENDERS. As described in Section 6 of the offer to purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

     If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box captioned "Conditional Tender" in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

     As discussed in Section 6 of the offer to purchase, proration may affect whether we accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Vodavi may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Vodavi will limit its purchase in each case to the designated minimum number of shares.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

     The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares in the offer from the stockholder in a manner that the sale will be treated as a sale of those shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult the stockholder's own tax advisor.


                             If you have questions:

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                             Vodavi Technology, Inc.
                         4717 E. Hilton Ave., Suite 400
                                Phoenix, AZ 85034
                                 (480) 443-6000
                          investorrelations@vodavi.com